DAIFUWASTE MANAGEMENT HOLDING LIMITED

consolidated financial statements

DECEMBER 31, 2009

(Stated in US dollars)

1

DAIFUWASTE MANAGEMENT HOLDING LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Page(s)
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	2

CONSOLIDATED BALANCE SHEET	3
CONSOLIDATED STATEMENT OF INCOME
4
CONSOLIDATED STATEMENT
OF STOCKHOLDERS’ EQUITY	5

CONSOLIDATED STATEMENT OF CASH FLOWS	6

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	7-21

2

Report of Independent Registered Public Accounting Firm

review of CONSOLIDATED financial information

To the Board of Directors and stockholders of daifuWaste Management Holding Limited

We have audited the accompanying consolidated balance sheet of daifuWaste Management Holding Limited (the “Company”) as of December 31, 2009 and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and the results of its operations and its cash flows for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

Parker Randall CF (H.K.) CPA Limited

Certified Public Accountant

Hong Kong

28th June, 2010

3

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED BALANCE SHEET
AS AT DECEMBER 31, 2009
(Stated in US Dollars)

	Notes	2009	2008
ASSETS		$	$
Current assets
Cash and cash equivalents		5,515,829	1,759,433
Accounts receivable		190,710	10,728
Inventory	3	859,909	-
Tax paid		128,189	-
Other receivables and prepayments	4	407,301	743,452

Total current assets		7,101,938	2,513,613

Non –current assets
Property, plant and equipment	5	44,978	-

TOTAL ASSETS		7,146,916	2,513,613

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Amounts due to related companies	6	-	151,521
Other payables and accrued liabilities	7	3,449,097	1,556,581
Total current liabilities		3,449,097	1,708,102
TOTAL LIABILITIES		3,449,097	1,708,102

STOCKHOLDERS’ EQUITY
Common stock	11	948,000	948,000
Preferred stock	11	318,875	99,954
Additional paid-in capital		7,640,125	2,400,046
Accumulated other comprehensive income		2,584	8,342
Accumulated deficit		(5,211,170)	(2,650,383)

		3,698,414	805,959

Minority Interest	12	(595)	(448)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		7,146,916	2,513,613

See notes to the consolidated financial statements

4

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009
(Stated in US Dollars)

	2009	2008
	$	$

Net sales	190,593	-

Cost of sales	(89,812)	-

Gross profit	100,781	-

Selling and distribution expenses	(425,623)	-

Administrative and other operating costs	(1,720,629)	(648,650)

Goodwill written off	(523,301)	(2,502)

Loss from operations	(2,568,772)	(651,152)

Other income	7,835	1,379

Loss before taxes	(2,560,937)	(649,773)

Income tax	-	-

Net loss after taxes	(2,560,937)	(649,773)

Minority interest	150	155

	(2,560,787)	(649,618)

See notes to the consolidated financial statements

5

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009
(Stated in US Dollars)

					Accumulated
			Additional		other
	Common stock	Preferred stock	paid-in capital	Accumulated deficit	comprehensive income	Total
	$	$	$	$	$	$
Contribution by stockholders	948,000	-	-	-	-	948,000
Recapitalization for reverse takeover	-	-	-	(2,000,765)	2,282	(1,998,483)
Issue of preferred stock	-	99,954	2,400,046	-	-	2,500,000
Net loss for the year	-	-	-	(649,618)	-	(649,618)
Foreign currency translation adjustment	-	-	-	-	6,060	6,060

Balance, December 31, 2008	948,000	99,954	2,400,046	(2,650,383)	8,342	805,959
Issue of preferred stock	-	218,921	5,240,079	-	-	5,459,000
Net loss for the year	-	-	-	(2,560,787)	-	(2,560,787)
Foreign currency translation adjustment	-	-	-	-	(5,758)	(5,758)

Balance, December 31, 2009	948,000	318,875	7,640,125	(5,211,170)	2,584	3,698,414

See notes to the consolidated financial statements

6

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Stated in US Dollars)
	2009	2008
	$	$
Cash flows from operating activities
Net loss for the year	(2,560,787)	(649,618)
Recapitalization for reverse takeover	-	(2,000,765)
Increase in property, plant and equipment	(44,978)	-
Increase in accounts receivable	(179,982)	(10,728)
Decrease/ (Increase) in other receivables and prepayments	336,151	(743,452)
Increase in inventory	(859,909)	-
Increase in tax paid	(128,189)	-
Increase/ (Decrease) in amounts due to related companies	(151,521)	151,521
Increase in other payables and accrued liabilities	1,892,516	1,556,581

Net cash used in operating activities	(1,696,699)	(1,696,461)

Cash flows from investing activities
Contribution by minority interest	(147)	(448)

Net cash used in investing activities	(147)	(448)

Cash flows from financing activities
Proceeds from common stock	-	948,000
Proceeds from preferred stock	218,921	99,954
Increase in additional paid-in capital	5,240,079	2,400,046

Net cash provided by financing activities	5,459,000	3,448,000

Net increase in cash and cash equivalents	3,762,154	1,751,091
Effect of foreign currency translation on cash and cash equivalents	(5,758)	8,342
Cash and cash equivalents – beginning of year	1,759,433	-

Cash and cash equivalents – end of year	5,515,829	1,759,433
See notes to the consolidated financial statements

7

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1.      Organization and principal activities

daifuwaste Management Holding Limited (Cayman) (“the Company”) formerly named China Healthcare Holdings Limited, was incorporated in Cayman on August 1, 2000.

On June 30, 2008, the Companies underwent a reverse-merger with its subsidiaries as detailed in 2(c) Consolidation below, involving an exchange of shares (Share Exchange) between the Company and daifuWaste Management Holding Limited (Samoa) (“daifuWaste Samoa”), daifuWaste Solutions Inc. (“daifuWaste Solutions”), daifuWaste Investment Limited (“daifuWaste Investment”), Hydroclave China Inc. (“Hydroclave”) and daifuWaste Investment (Hong Kong) Limited (“daifuWaste HK”). As of December 31, 2009, the Company had totally issued an aggregate of 94,800,001 common stocks and 31,887,475 preferred stocks to the stockholder of daifuWaste Samoa and Vantage Stride (Mauritius) Limited respectively. For financial reporting purposes, this transaction is classified as a recapitalization of daifuWaste Samoa, daifuWaste Solutions, daifuWaste Investment, Hydroclave and daifuWaste HK. The accompanying consolidated financial statements were retroactively adjusted to reflect the effects of the recapitalization. On 13 Jan, 2009, daifuWaste HK acquired Puhua Kangjian Environment Technology (Shenzhen) Limited (“PHKJ”).

The Company is principally engaging in the holding of investments.

The account is prepared on the basis with assumption that as if at the beginning of January 1, 2008, the Company acquired 100% of daifuWaste Samoa. daifuWaste Samoa was incorporated on October 3, 2007 with 94,800,001 issued stocks. The principal activity of daifuWaste Samoa is holding of investments.

After the reverse merger and the acquisition, the Company’s group structure is as follows:

	daifuWaste Management Holding Limited (Cayman)
	100%
	daifuWaste Management Holding Limited (Samoa)

100%	100%	95%
daifuWaste Solutions Inc.	daifuWaste Investment Limited	Hydroclave China Inc.
100%
daifuWaste Investment (Hong Kong) Limited
100%
Puhua Kangjian Environment Technology (Shenzhen) Limited

8

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1. Organization and principal activities (CONTinued)

daifuWaste Solutions is a subsidiary which is 100% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is medical waste equipment trading.

daifuWaste Investment is a subsidiary which is 100% held by daifuWaste Samoa. It situated in Samoa. The principle activity is holding investment in medical waste treatment centre.

Hydroclave is a subsidiary which is 95% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is holding medical waste technology.

daifuWaste HK is a subsidiary which is 100% held by daifuWaste Solutions. It situated in Hong Kong. The principle activities are holding of investments and medical waste equipment trading.

PHKJ is a subsidiary which is 100% held by daifuWaste HK. It situated in PRC. The principle activity is medical waste equipment trading.

2.      Summary of significant accounting policies

(a)      Method of Accounting

The Group maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements, which are compiled on the accrual basis of accounting.

(b)      Basis of presentation

The Group’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”)

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the subsidiary situated in the PRC, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAPP”), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAPP.

9

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.         Summary of significant accounting policies (CONTINUED)

(c) Consolidation

The consolidated financial statements include the accounts of daifuWaste Management Holding Limited (“the Company”) and its subsidiaries (“the Group”). Significant inter-company transactions have been eliminated in consolidation.

As of December 31 2009, the particulars of the subsidiaries are as follows:

Name of company	Place of incorporation	Date of incorporation	Attributable equity interest %	Issued capital
daifuWaste Management Holding Limited	Samoa	October 3, 2007	100%	US$948,000
daifuWaste Solutions Inc.	British Virgin Islands	August 11, 2000	100%	US$470,000
daifuWaste Investment Limited	Samoa	October 3,2007	100%	US$50,000
Hydroclave China Inc.	British Virgin Islands	July 15,2002	95%	US$50,000
daifuWaste Investment (Hong Kong) Limited	Hong Kong	March 6, 2000	100%	HK$10,000,000
Puhua Kangjian Environment Technology (Shenzhen) Limited	PRC	September 15, 2003	100%	RMB10,000,000

(d) Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results might differ from those estimates.

10

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.      Summary of significant accounting policies (CONTINUED)

(e) Net Loss Per Stock

Basis loss per stock is calculated by dividing net loss by the weighted-average number of common stocks outstanding during the year, and does not include the impact of any potentially dilutive common stock equivalents. Potential common stocks are not included in the computation of loss per stock, if their effect is antidilutive. At December 31, 2009, the Company had 10,000,000 potential common stocks as a stock option to its directors, consultant and employees. At December 31, 2009, daifuWaste Solutions Inc., one of 100% wholly-owned subsidiary of the Company, had 3,000,000 potential common stocks as a stock option to its employees.

(f) Economic and political risks

The Group’s operations are conducted in Hong Kong and the PRC. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(g)      Trade Receivables

Accounts receivable consists of amounts due from customers. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on management’s assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment.

(h)      Cash and cash equivalents

The Group maintains bank accounts in Hong Kong and the PRC. The Group does not maintain any bank accounts in the United States of America. At December 31, 2009 and December 31, 2008, the company had US$5,515,829 and US$1,759,433 in cash equivalents respectively. Included in the bank accounts as of December 31, 2009 are deposits on escrow of US$3,900,041 for Group’s projects.

11

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.      Summary of significant accounting policies (CONTINUED)

(i)     Accounting for the Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2009 and 2008, there were no significant impairments of its long-lived assets.

(j)     Inventories

Inventories are valued at the lower of cost or market value with cost determined on a first-in, first-out basis. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. The Company’s reserve requirements generally increase/decrease due to managements projected demand requirements, market conditions and product life cycle changes. During the reporting period, the Company did not make any allowance for slow-moving or defective inventories.

(k)   Plant and Equipment

Plant and equipments stated at cost less depreciation and amortization and accumulated impairment loss.

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives and residual value of the plant and equipment are as follows:

	Residual value	Useful life
Equipment and machinery	5%	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

12

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(l)     Goodwill

Goodwill was generally acquired in acquisitions in 2009 and 2008. Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, or SFAS No. 142, requires goodwill to be tested for impairment on an annual basis and between annual tests in certain circumstances, and written down when impaired. We perform this analysis during the fourth quarter of each year. Goodwill has been written off for the year since the management believes that no benefit is expected to flow to the Company in the foreseeable future.

(m)    Foreign currency translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currencies of the Group are Hong Kong Dollar (HK$) and Renminbi (RMB). The consolidated financial statements are translated into United States Dollars from Hong Kong Dollar and Rembminbi at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2009	2008
Year end RMB : US$ exchange rate	0.14670	0.14670
Average periodic RMB : US$ exchange rate	0.14661	0.14415
Year end HK$ : US$ exchange rate	0.12900	0.12900
Average periodic HK$ : US$ exchange rate	0.12900	0.12843

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(n)      Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists;

-Delivery has occurred or services have been rendered;

-The seller’s price to the buyer is fixed or determinable; and

-Collectability is reasonably assured. Payments have been established.

13

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.   Summary of significant accounting policies (CONTINUED)

(o)         Cost of revenue

Regarding the trading of machine that deals with medical waste, the respective cost of revenue consists primarily of material cost, labor cost, subcontracting expenses and related expenses which are directly attributable to the trading.

(p)        Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income and comprehensive income in the period that includes the enactment date.

(q)        Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Group’s current components of other comprehensive income are the foreign currency translation adjustment.

(r)         Stock based compensation

Under SFAS No. 123R, we adopted the fair value recognition provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards, Stock-Based Payment, using the modified prospective application method. Stock-based compensation expense is measured at the grant date based on the value of the option or restricted stock and is recognized as expense, less expected forfeitures, over the requisite service period.

14

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.         Summary of significant accounting policies (CONTINUED)

(s)         Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(t)         Recent accounting pronouncements

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (an amendment to SFAS No. 133). This statement is effective for financial statements issued for fiscal year and interim periods beginning after November 15, 2008 and requires enhanced disclosures with respect to derivative and hedging activities. The Company will comply with the disclosure requirements of this statement if it utilizes derivative instruments or engages in hedging activities upon its effectiveness.

In April 2008, the FASB issued FASB Staff Position No. 142-3, DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS (“FSP No. 142-3”) to improve the consistency between the useful life of a recognized intangible asset (under SFAS No. 142) and the period of expected cash flows used to measure the fair value of the intangible asset (under SFAS No. 141(R)). FSP No. 142-3 amends the factors to be considered when developing renewal or extension assumptions that are used to estimate an intangible asset’s useful life under SFAS No. 142. The guidance in the new staff position is to be applied prospectively to intangible assets acquired after December 31, 2008. In addition, FSP No.142-3 increases the disclosure requirements related to renewal or extension assumptions. The Company does not believe implementation of FSP No. 142-3 have a material impact on its financial statements.

In May 2008, the FASB issued statement No. 162, THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “the Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”.

15

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(t) Recent accounting pronouncements (Continued)

In May 2008, the FASB issued FSP Accounting Principles Board ("APB") 14-1 "Accounting for Convertible Debt instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis. As we do not have convertible debt at this time, we currently believe the adoption of FSP APB 14-1 will have no effect on our combined results of operations and financial condition.

In May 2008, the FASB issued Statement No. 163, ACCOUNTING FOR FINANCE GUARANTEE INSURANCE CONTRACTS - AN INTERPRETATION OF FASB STATEMENT NO. 60. The premium revenue recognition approach for a financial guarantee insurance contract links premium revenue recognition to the amount of insurance protection and the period in which it is provided. For purposes of this statement, the amount of insurance protection provided is assumed to be a function of the insured principal amount outstanding, since the premium received requires the insurance enterprise to stand ready to protect holders of an insured financial obligation from loss due to default over the period of the insured financial obligation. This Statement is effective for financial statements issued for fiscal years beginning after December 15, 2008.

In June 2008, the FASB issued FASB Staff Position Emerging Issues Task Force (EITF) No. 03-6-1, DETERMINING WHETHER INSTRUMENTS GRANTED IN SHARE-BASED PAYMENT TRANSACTIONS ARE PARTICIPATING SECURITIES (“FSP EITF No. 03-6-1”). Under FSP EITF No. 03-6-1, unvested share-based payment awards that contain rights to receive nonforfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two-class method of computing EPS. FSP EITF No. 03-6-1 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years, and is not expected to have a significant impact on the Company’s financial statements.

In April 2009, the FASB issued FSP 157-4, DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. FSP 157-4 does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, FSP 157-4 requires comparative disclosures only for periods ending after initial adoption. The adoption of the provisions of FSP 157-4 is not anticipated to materially impact on the Company’s results of operations or the fair values of its assets and liabilities.

16

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(t) Recent accounting pronouncements (Continued)

In May 2009, the FASB issued SFAS No. 165, SUBSEQUENT EVENTS (“SFAS 165”). SFAS 165 establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or available to be issued and was effective for interim and annual periods ending after June 15, 2009. The adoption of SFAS No. 165 did not have an impact on the Company’s results of operations or financial condition.

In June 2009, the FASB issued SFAS No. 166 ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS (“SFAS 166). This statement is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. This Statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, and is required to be adopted by the Company in the first quarter of fiscal year 2011. Earlier application is prohibited. This Statement must be applied to transfers occurring on or after the effective date. The Company does not expect the adoption of SFAS 166 to have a material impact on the Company’s financial position, results of operations and cash flows.

In June 2009, the FASB issued the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“codification”). This authoritative guidance establishes the codification, which officially launched July 1, 2009, to become the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities. The subsequent issuances of new standards will be in the form of Accounting Standards Updates that will be included in the Codification. Generally, the Codification is not expected to change U.S. GAAP. All other accounting literature excluded from the Codification will be considered non-authoritative. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this guidance did not have a significant impact on the Company’s consolidated financial statements or related footnotes.

17

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(t) Recent accounting pronouncements (Continued)

In January 2010, the FASB issued updated guidance related to fair value measurements and disclosures, which requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, in the reconciliation for fair value measurements using significant unobservable inputs, or Level 3, a reporting entity should disclose separately information about purchases, sales, issuances and settlements (that is, on a gross basis rather than one net number). The updated guidance also requires that an entity should provide fair value measurement disclosures for each class of assets and liabilities and disclosures about the valuation techniques and inputs used to measure fair value for both recurring and non-recurring fair value measurements for Level 2 and Level 3 fair value measurements. The updated guidance is effective for interim or annual financial reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The adoption of this guidance would not have a significant impact on the Company’s consolidated financial statements or related footnotes.

3.      INVENTORIES

Inventories at December 31, 2009 are consisted of the following:

	2009	2008

	US$	US$
Raw materials	-	-
Work-in-process	-	-
Finished goods	859,909	-
Total inventories	859,909	-

18

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

4.      OTHER RECEIVABLES AND PREPAYMENTS

Other receivables and prepayments at December 31, 2009 are consisted of the following:

	2009	2008
	$	$
Shenzhen Pu Hua Healthcare Inv. Co Ltd	-	677,332
Temporary payment	-	66,120
Guarantee deposit to customers	168,992	-
Deposit to suppliers	126,969	-
Premises and sundry deposits	111,340	-

	407,301	743,452

Property, plant and equipment at December 31, 2009 is consisted, of the following:

	2009	2008
At cost	$	$
Balance at beginning of year	-	-
Addition	56,423	-

Balance at end of year	56,423	-
Less: Accumulated depreciation
Balanced at beginning of year	-	-
Charge for the year	11,438	-
Exchange differences	7	-

Balance at end of year	11,445	-

Net book value
At December 31, 2009	44,978	-

Depreciation expense for the year ended December 31, 2009 was $11,438.

     Management considers that there is 5% residual value for motor vehicles.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

6.      AMOUNTS DUE TO RELATED COMPANIES

Amounts due to related companies at December 31, 2009 are consisted of the following:

	2009	2008
	$	$
daifuMD (Holding) Inc.	-	129,000
American Pacific Medical Group Limited	-	22,521

	-	151,521

All the amounts are unsecured, interest free, and have no fixed repayment terms.

7.      OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2009 are consisted of the following:

	2009	2008
	$	$
Deposit received	3,046,516	1,340,198
Accrued salary	294,868	181,594
Other accruals and payables	107,713	34,789

	3,449,097	1,556,581

  INCOME TAXES

Profits tax has not been provided as the company incurred a loss for the period.

  COMMITMENTS AND CONTINGENCIES

Litigation

As of December 31, 2009, there is no material litigation pending or threatened against the Company in according to the best knowledge of the Company’s management and counsel.

20

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

  STOCK BASED COMPENSATION

 On February 8, 2007, the board of directors of daifuWaste Solutions Inc. adopted the Stock Option Plan.

 Under the Stock Option Plan, 10,000,000 stocks have been reserved for the grant of options (10% of total Stockholding as at Board Meeting Date), which will be expired on the 2nd Year anniversary after IPO of the Company. Under these plans, the exercise price for conversion of the stock options to stocks is US$0.01 per stock.

For the Stock Option granted to the Employees (not including to the Directors and Consultants of the Company), it is required to have exercised the Stock Option within three months of his/her termination of the Employment upto the termination of Employment.

The following table shows details of exercise of granted stock option by employees:

Name	Stock option granted	Exercised date	Exercised shares
Choy Hon Choi Michael	2,500,000	October 20, 2007	2,500,000
Yin Jie	1,500,000	October 20, 2007	1,500,000
Chow Chu Keung	1,000,000	October 20, 2007	1,000,000
Priscilla Marilyn Lu	2,000,000	October 20, 2007	2,000,000
Chong Freddy Goman Yu Ting	3,000,000	April 30, 2010	738,000

During the year of 2007, 7,000,000 stock options are exercised by Choy Hon Choi Michael, Yin Jie, Chow Chu Keung and Priscilla Marilyn Lu. On April 30, 2010, 738,000 stock options are exercised by Chong Freddy Goman Yu Ting and 2,262,000 outstanding stock options has not been exercised by Chong Freddy Goman Yu Ting.

On May 18, 2008, the board of directors of daifuWaste Management Holding Limited adopted the Stock Option Plan. Under the Stock Option Plan, 10,000,000 stocks have been reserved for the grant of options, which will be expired on the 2nd Year anniversary after IPO of the Company. Under these plans, the exercise price for conversion of the stock options to stocks is US$0.01 per stock. On September 9, 2009, share options of 8,830,000 stocks were granted and none of the options has been exercised during the year of 2009.

For the Stock Option granted to the Grantee, it is required to have exercised the Stock Option within three months of his/her termination of employment.

21

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

  COMMON STOCK AND PREFERRED STOCK

Stock equity as at December 31, 2009 is consisted of the following:

Authorized 10,000,000,000 common stock @ USD0.01 each	$100,000,000

1,000,000,000 preferred stock @USD0.01 each	$ 10,000,000

Issued and fully paid:
94,800,001 common stock @USD0.01 each	$ 948,000
31,887,475 preferred stock @USD0.01each	$ 318,875

  MINORITY INTEREST IN SUBSIDIARY

The Company had minority interests in one of its subsidiaries. The balance of the minority interest as of December 31, 2009 is as follows:

SUBSIDIARY	MINORITY INTEREST%	MINORITY INTEREST BALANCE AT December 31, 2009	MINORITY INTEREST BALANCE AT December 31, 2008
		$	$
Hydroclave China Inc.	5%	(595)	(448)

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